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                                                                 EXHIBIT 23.2

                            INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Net.B@nk, Inc. on Form S-8 of our reports dated March 18, 1997, appearing in the Prospectus dated July 28, 1997 filed with the Securities and Exchange Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended.

DELOITTE & TOUCHE LLP
Atlanta, Georgia
December 22, 1997